Note 9. Note Payable, Former Stockholder	12 Months Ended
Dec. 31, 2016
Text Block [Abstract]
Note 9. Note Payable, Former Stockholder

NOTE 9. NOTE PAYABLE, FORMER STOCKHOLDER

In connection with the former controlling stockholder’s sale of his entire interest in the Company, the Company became obligated on a note payable to the former stockholder in the principal amount of $135,494. The note bore interest at 5.76% per annum, was due February 12, 2016 and was secured by the Company’s 40% interest in Ananda Investments, LLC (“Ananda”.) The Company could elect to fully satisfy the outstanding principal and accrued interest by transferring the Company’s 40% interest in

Ananda to the former controlling stockholder. The former controlling stockholder could also elect to accept the transfer of the Company’s 40% interest in Ananda in full satisfaction of the unpaid principal and accrued interest.

During September 2015, Ananda made a distribution to its members. The Company’s share of the distribution was $32,000 and was distributed directly to the former controlling stockholder instead of to the Company. In accordance with the terms of the note payable, the distribution made by Ananda to the former controlling stockholder was treated as a reduction of principal, thus reducing the outstanding principal balance to $103,494.

On December 31, 2015, the Company transferred its interest in Anandato the former controlling stockholder in full satisfaction of the note payable in the principal amount of $103,494 and accrued interest of $6,436. On January 22, 2016, in connection with the transfer of its interest in Ananda the Company was released from its guaranty of Ananda’s mortgage note payable.